UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 15, 2023

Corteva, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38710	82-4979096
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9330 Zionsville Road,

Indianapolis, Indiana 46268

974 Centre Road,

Wilmington, Delaware 19805

(Address of principal executive offices)(Zip Code)

(833) 267-8382

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On May 11, 2023, EIDP, Inc. (the “Company”), a direct subsidiary of Corteva, Inc., entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, BofA Securities, Inc. and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named therein, with respect to the offer and sale of $600,000,000 aggregate principal amount of its 4.500% Senior Notes due 2026 (the “2026 Notes”) and $600,000,000 aggregate principal amount of its 4.800% Senior Notes due 2033 (the “2033 Notes” and, collectively with the 2026 Notes, the “Notes”).

The Notes were issued pursuant to that certain Indenture, dated as of May 15, 2020 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture, dated as of May 15, 2023 (the “Second Supplemental Indenture”), between the Company and the Trustee. The Notes have been registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3, filed with the Securities and Exchange Commission (the “Commission”) on May 6, 2022.

The foregoing descriptions of the Underwriting Agreement, the Base Indenture, the Second Supplemental Indenture and the forms of the Notes contained herein are summaries and qualified in their entirety by reference to the full text of the Underwriting Agreement, the Base Indenture, the Second Supplemental Indenture and the forms of the Notes. Copies of the Underwriting Agreement, the Second Supplemental Indenture and the forms of the Notes are filed as exhibits hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

1.1	Underwriting Agreement, dated May 11, 2023, among EIDP, Inc. and Goldman Sachs & Co. LLC, BofA Securities, Inc. and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named therein.

4.1	Second Supplemental Indenture, dated as of May 15, 2023, between EIDP, Inc. and U.S. Bank Trust Company, National Association, as trustee.

4.2	Form of 2026 Notes (included as Exhibit A to Exhibit 4.1)

4.3	Form of 2033 Notes (included as Exhibit B to Exhibit 4.1)

5.1	Opinion of Faegre Drinker Biddle & Reath LLP.

23.1	Consent of Faegre Drinker Biddle & Reath LLP (included as part of Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEVA, INC.
(Registrant)

/s/ Cornel B. Fuerer
Cornel B. Fuerer
Senior Vice President, General Counsel

May 15, 2023